MAINSTAY GROUP OF FUNDS

Supplement dated November 23, 2020 (“Supplement”) to the:

Statement of Additional Information dated

August 31, 2020 as amended September 30, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information:

The information in the table starting on page 120 is restated for the following individuals:

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Jeremy Anagnos[1]	MainStay CBRE Global Infrastructure Fund	$100,001 - $500,000	0	$100,001 - $500,000
T. Ritson Ferguson[1]	MainStay CBRE Global Infrastructure Fund MainStay CBRE Real Estate Fund	over $1,000,000 over $1,000,000	0 0	over $1,000,000 over $1,000,000
Daniel Foley[1]	MainStay CBRE Global Infrastructure Fund	$0 - $10,000	0	$0 - $10,000
Hinds Howard[1]	MainStay CBRE Global Infrastructure Fund	$10,001 - $50,000	0	$10,001 - $50,000
Jonathan Miniman[1]	MainStay CBRE Real Estate Fund	$50,001 - $100,000	0	$50,001 - $100,000
Joseph P. Smith[1]	MainStay CBRE Real Estate Fund	$100,001 - $500,000	0	$100,001 - $500,000
Kenneth Weinberg[1]	MainStay CBRE Real Estate Fund	$10,001 - $50,000	0	$10,001 - $50,000

1 This information presented is as of September 30, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS15c-11/20